SCHEDULE OF SERIES PORTFOLIOS OF SPDR® INDEX SHARES FUNDS

Dated: September 16, 2016

Fund
SPDR® STOXX® Europe 50 ETF
SPDR EURO STOXX 50® ETF
SPDR Dow Jones International Real Estate ETF
SPDR S&P® Global Infrastructure ETF
SPDR MSCI ACWI ex-US ETF
SPDR Russell/Nomura PRIME™ Japan ETF
SPDR Russell/Nomura Small Cap™ Japan ETF
SPDR S&P Russia ETF
SPDR S&P China ETF
SPDR S&P Emerging Asia Pacific ETF
SPDR S&P Emerging Markets ETF
SPDR S&P Emerging Europe ETF
SPDR S&P Emerging Latin America ETF
SPDR S&P Emerging Middle East & Africa ETF
SPDR S&P World ex-US ETF
SPDR S&P International Small Cap ETF
SPDR S&P BRIC 40 ETF
SPDR S&P International Dividend ETF
SPDR S&P International Mid Cap ETF
SPDR S&P Emerging Markets Small Cap ETF
SPDR Dow Jones Global Real Estate ETF
SPDR S&P Global Natural Resources ETF
SPDR S&P International Consumer Discretionary Sector ETF
SPDR S&P International Consumer Staples Sector ETF
SPDR S&P International Energy Sector ETF
SPDR S&P International Financial Sector ETF
SPDR S&P International Health Care Sector ETF
SPDR S&P International Industrial Sector ETF
SPDR S&P International Materials Sector ETF
SPDR S&P International Technology Sector ETF
SPDR S&P International Telecommunications Sector ETF
SPDR S&P International Utilities Sector ETF
SPDR S&P Emerging Markets Dividend ETF

Fund
SPDR MSCI ACWI IMI ETF
SPDR MSCI EM 50 ETF
SPDR S&P Global Dividend ETF
SPDR MSCI EM Beyond BRIC ETF
SPDR EURO STOXX Small Cap ETF
SPDR MSCI EAFE Quality Mix ETF
SPDR MSCI World Quality Mix ETF
SPDR MSCI Emerging Markets Quality Mix ETF
SPDR MSCI Australia Quality Mix ETF
SPDR MSCI Canada Quality Mix ETF
SPDR MSCI Germany Quality Mix ETF
SPDR MSCI Japan Quality Mix ETF
SPDR MSCI Spain Quality Mix ETF,
SPDR MSCI United Kingdom Quality Mix ETF
SPDR MSCI Mexico Quality Mix ETF
SPDR MSCI South Korea Quality Mix ETF,
SPDR MSCI Taiwan Quality Mix ETF
SPDR MSCI ACWI Low Carbon Target ETF
SPDR EURO STOXX 50 Currency Hedged ETF
SPDR S&P International Dividend Currency Hedged ETF
SPDR MSCI International Real Estate Currency Hedged ETF
SPDR MSCI China A Shares IMI ETF
SPDR S&P North American Natural Resources ETF
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF

SPDR S&P Asia Pacific ETF*
SPDR S&P Europe ETF*
SPDR S&P Emerging Africa ETF*
SPDR S&P Emerging South East Asia ETF*
SPDR S&P Emerging GCC-Middle East ETF*
SPDR S&P Ireland ETF*
SPDR S&P Brazil ETF*
SPDR S&P India ETF*
SPDR S&P Small Cap Emerging Europe ETF*
SPDR S&P Small Cap Emerging Latin America ETF*
SPDR S&P Small Cap Emerging Middle East & Africa ETF*
SPDR MSCI France Quality Mix ETF*
SPDR MSCI Hong Kong Quality Mix ETF*

SPDR MSCI Italy Quality Mix ETF*
SPDR MSCI Switzerland Quality Mix ETF*
SPDR STOXX® Europe 50 Currency Hedged ETF*

*	The Fund is registered but not operational